UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (date of earliest event reported): January 2, 2020

                                  PIERRE CORP.
                       ---------------------------------
             (Exact name of Registrant as specified in its charter)


     Nevada                         333-227286                467-4046237
-------------------             --------------------      -------------------
(State or other jurisdiction    (Commission File No.)      (IRS Employer
of incorporation)                                          Identification No.)

                      750 N. San Vicente, Suite 800 West
                            West Hollywood, CA 90069
                         ------------------------------
          (Address of principal executive offices, including Zip Code)

            Registrant's telephone number, including area code: (818) 855-8199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425 under the  Securities  Act
    (17CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

                                                 Name of Each Exchange
   Title of Each Class      Trading Symbol(s)     on Which Registered
   -------------------      -----------------    ---------------------

        None                   N/A                        N/A

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 2, 2020, Pierre Corp. (Company) entered into an Equity Purchase Agreement with Tiger Trout Capital, LLC ("TTC")

     Under the Agreement, TTC agreed to provide the Company with up to $2,500,000 of funding through the purchase of shares of the Company's common stock.

     During the term of the Agreement, the Company, at its sole discretion, may deliver a Put Notice to TTC which will specify the dollar amount which the Company wants to draw down under the Agreement. The amount the Company can draw down at any one time is the lesser of twice the daily trading volume of the Company's common stock during the trading days immediately preceding the delivery of a Put Notice or $1,000,000.

     A closing will occur six trading days following the delivery of the Put Notice. On any Closing Date, the Company will sell, and TTC will purchase, the shares of the Company's common stock specified in the Put Notice.

     The amount to be paid by TTC on a particular Closing Date will be determined by dividing the dollar amount specified in the Put Notice by the Purchase Price. The Purchase Price is 90% of the lowest trading price of the Company's common stock during the five consecutive trading days immediately following the delivery of a Put Notice.

      The Company is under no obligation to submit any Put Notices.

     The Equity  Purchase  Agreement  will  terminate  on  January 2, 2022.  The
Company has agreed to file a registration statement with the Securities and Exchange Commission so that the shares of common stock to be sold to TTC may be sold in the public market.

Item 9.01   Financial Statement and Exhibits

Number  Description

10.1    January 2, 2020 Equity Purchase Agreement with Tiger Trout Capital, LLC

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2020.
                                  PIERRE CORP.


                                  By:  /s/ J. Jacob Isaacs
                                       -------------------------------
                                       J. Jacob Isaacs, Chief Executive Officer

                                  EXHIBIT 10.1

                            EQUITY PURCHASE AGREEMENT

      THIS EQUITY PURCHASE AGREEMENT (this "Agreement") is entered into as of January 2, 2020 (the "Execution Date"), by and between Pierre Corp., a Nevada corporation (the "Company"), and Tiger Trout Capital, LLC, a Wyoming Corporation (the "Investor").

      RECITALS

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to Two Million, Five Hundred Thousand Dollars ($2,500,000.00) of the Company's Common Stock (as defined below);

      NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

      Section I.1 RECITALS. The parties acknowledge and agree that the recitals set forth above are true and correct and are hereby incorporated in and made a part of this Agreement.

      Section I.2 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings specified or indicated (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Agreement" shall have the meaning specified in the preamble hereof.

      "Available Amount" means, initially, the Maximum Commitment Amount, which amount shall be reduced by the Investment Amount following each successful Closing, each time the Investor purchases shares of Common Stock pursuant to a Put.

      "Average Daily Trading Volume" shall mean the average trading volume of the Company's Common Stock in the ten (10) Trading Days immediately preceding the respective Put Date.

      "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

      "Claim Notice" shall have the meaning specified in Section IX.3(a).

      "Clearing Costs" shall mean all of the Investor's broker and Transfer Agent fees, excluding commissions.

      "Clearing Date" shall be the date on which the Investor receives the Put Shares as DWAC Shares in its brokerage account.

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

      "Closing" shall mean one of the closings of a purchase and sale of shares of Common Stock pursuant to Section II.3.

      "Closing Certificate" shall mean the closing "Officer's Certificate" of the Company in the form of Exhibit B hereto.

      "Closing Date" shall mean the date of any Closing hereunder.

      "Commitment Period" shall mean the period commencing on the Execution Date, and ending on the earlier of (i) the date on which the Investor shall have purchased Put Shares pursuant to this Agreement equal to the Maximum Commitment Amount, (ii) January 2, 2022, or (iii) written notice of termination by the Company to the Investor (which shall not occur at any time that the Investor holds any of the Put Shares).

      "Commitment Shares" means a $75,000 worth of common shares with piggy back registration rights issued by the Company to the Investor pursuant to Section 6.5.

      "Common Stock" shall mean the Company's common stock, $0.001 par value per share, and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

      "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

     "Company" shall have the meaning specified in the preamble to this Agreement. "Confidential Information" means any information disclosed by either party to this Agreement, or their affiliates, agents or representatives, to the other party to this Agreement, either directly or indirectly, in writing, orally or by inspection of tangible objects (including, without limitation, documents, formulae, business information, trade secrets, technology, strategies. prototypes, samples, plant and equipment), which may or may not be designated as "Confidential," "Proprietary" or some similar designation. Information communicated orally shall be considered Confidential Information if such information is confirmed in writing as being Confidential Information within ten
(10) Trading Days after the initial disclosure. Confidential Information may also include information disclosed by third parties. Confidential Information shall not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party as shown by the receiving party's files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party's obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party's Confidential Information, as shown by documents and other competent evidence in the receiving party's possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

      "Current Report" shall have the meaning set forth in Section VI.4.

      "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

      "Damages" shall mean any loss, claim, damage, liability, cost and expense (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of expert witnesses and investigation).

      "Dispute Period" shall have the meaning specified in Section IX.3(a). "Disqualification Event" shall have the meaning specified in Section IV.27.

      "DTC" shall mean The Depository Trust Company, or any successor performing substantially the same function for the Company.

      "DTC/FAST Program" shall mean the DTC's Fast Automated Securities Transfer Program. "DWAC" shall mean Deposit Withdrawal at Custodian as defined by the DTC.

      "DWAC Eligible" shall mean that (a) the Common Stock is eligible at DTC for full services pursuant to DTC's operational arrangements, including, without limitation, transfer through DTC's DWAC system, (b) the Company has been approved (without revocation) by the DTC's underwriting department, (c) the Transfer Agent is approved as an agent in the DTC/FAST Program, (d) the Commitment Shares or Put Shares, as applicable, are otherwise eligible for delivery via DWAC, and (e) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Commitment Shares or Put Shares, as applicable, via DWAC.

      "DWAC Shares" means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company to the Investor's or its designee's specified DWAC account with DTC under the DTC/FAST Program, or any similar program hereafter adopted by DTC performing substantially the same function.

      "Environmental Laws" shall have the meaning set forth in Section IV.14.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      "Exchange Cap" shall have the meaning set forth in Section VII.1(c).

      "Execution Date" shall have the meaning set forth in the preamble to this Agreement.

      "FINRA" shall mean the Financial Industry Regulatory Authority, Inc.

      "Indemnified Party" shall have the meaning specified in Section IX.2. "Indemnifying Party" shall have the meaning specified in Section IX.2. "Indemnity Notice" shall have the meaning specified in Section IX.3(b).

      "Intellectual Property" shall mean all trademarks, trademark applications, trade names, service marks, service mark registrations, service names, patents, patent applications, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights.

      "Investment Amount" shall mean the dollar value equal to the amount of Put Shares referenced in the Put Notice multiplied by the Purchase Price minus the Clearing Costs.

      "Investor" shall have the meaning specified in the preamble to this Agreement. "Issuer Covered Person" shall have the meaning specified in Section IV.27.

      "Lien" means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or any other restriction.

      "Low Trade Price" shall mean for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a national exchange as included in the term Principal Market, the lowest traded price of the Common Stock for such date (or the nearest preceding date) on such national exchange on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. or Quotestream, a product of QuoteMedia, Inc. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b) if the Common Stock is not then traded on a national exchange, the lowest traded price of the Common Stock for such date (or the nearest preceding date) on the OTCQX, OTCQB, OTC Pink or OTC Bulletin Board (as applicable).

      "Market Price" shall mean the one lowest trade price of the Common Stock on the Principal Market during the Valuation Period, as reported by Bloomberg Finance L.P. or other reputable source.

      "Material Adverse Effect" shall mean any effect on the business, operations, properties, or financial condition of the Company and/or the Subsidiaries that is material and adverse to the Company and/or the Subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company and/or the Subsidiaries to enter into and/or perform its obligations under any Transaction Document.

     "Maximum Commitment Amount" shall mean Two Million, Five Hundred Thousand Dollars ($2,500,000.00).

      "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Principal Market" shall mean any of the national exchanges (i.e. NYSE, NYSE AMEX, NASDAQ), or principal quotation systems (i.e. OTCQX, OTCQB, OTC Pink, the OTC Bulletin Board), or other principal exchange or recognized quotation system which is at the time the principal trading platform or market for the Common Stock.

      "Purchase Price" shall mean 90% of the Market Price on such date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement.

      "Put" shall mean the right of the Company to require the Investor to purchase shares of Common Stock, subject to the terms and conditions of this Agreement.

      "Put Date" shall mean any Trading Day during the Commitment Period that a Put Notice is deemed delivered pursuant to Section II.2(b).

      "Put Notice" shall mean a written notice, substantially in the form of Exhibit A hereto, addressed to the Investor and setting forth the amount of Put Shares which the Company intends to require the Investor to purchase pursuant to the terms of this Agreement.

      "Put Shares" shall mean all shares of Common Stock issued, or that the Company shall be entitled to issue, per any applicable Put Notice in accordance with the terms and conditions of this Agreement.

      "Registration Rights Agreement" means that agreement in the form attached hereto as Exhibit D.

      "Registration Statement" shall have the meaning specified in Section VI.4. "Regulation D" shall mean Regulation D promulgated under the Securities Act.

      "Required Minimum" shall mean, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents.

      "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any similar provision then in force under the Securities Act.

      "SEC" shall mean the United States Securities and Exchange Commission. "SEC Documents" shall have the meaning specified in Section IV.5. "Securities" means, collectively, the Put Shares and the Commitment Shares. "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Short Sales" shall mean all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act.

      "Subsidiary" or "Subsidiaries" means any Person the Company wholly-owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or similar voting interest, in each case that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

      "Third Party Claim" shall have the meaning specified in Section IX.3(a).

      "Trading Day" shall mean a day on which the Principal Market shall be open for business.

      "Transaction Documents" shall mean this Agreement, the Registration Rights Agreement, and all schedules and exhibits hereto and thereto.

      "Transfer Agent" shall mean Direct Transfer, LLC, the current transfer agent of the Company, and any successor transfer agent of the Company.

      "Transfer Agent Instruction Letter" means the letter from the Company to the Transfer Agent which instructs the Transfer Agent to issue the Put Shares and the Commitment Shares pursuant to the Transaction Documents, in the form of Exhibit C attached hereto.

      "Valuation Period" shall mean the period of five (5) Trading Days immediately following the date a Put Notice is delivered to the Investor ; provided, however, that the Valuation Period shall instead begin on the next Trading Day if the Put Notice is received by the Investors' after 4:00 p.m. EST on any Trading day.

      "Variable Security Holder" means any holder of any securities of the Company in an amount in excess of $100,000 that (A) have or may have conversion rights of any kind, contingent, conditional or otherwise, in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the Common Stock, or (B) are or may become convertible into Common Stock (including without limitation convertible debt, warrants or convertible preferred stock), with a conversion price that varies with the market price of the Common Stock, even if such security only becomes convertible following an event of default, the passage of time, or another trigger event or condition.

                                   ARTICLE II
                        PURCHASE AND SALE OF COMMON STOCK

      Section II.1 PUTS. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII), the Company shall have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a Put Notice from time to time during the Commitment Period, to purchase Put Shares in an amount, in each instance, up to but no greater than the lesser of $1,000,000 or 200% of the Average Daily Trading Volume (the "Put Cap").

      Section II.2 MECHANICS.

     (a) PUT NOTICE. At any time and from time to time during the Commitment Period, except as provided in this Agreement, the Company may deliver a Put Notice to Investor, subject to satisfaction of the conditions set forth in
Section VII and otherwise provided herein. The Company shall deliver, or cause to be delivered, the Put Shares as DWAC Shares to the Investor within two (2) Trading Days following the Valuation Period.

     (b) DATE OF DELIVERY OF PUT NOTICE. A Put Notice shall be deemed delivered on (i) the Trading Day it is received by e-mail by the Investor if such notice is received on or prior to 8:30 a.m. EST or (ii) the immediately succeeding


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

Trading Day if it is received by e-mail after 8:30 a.m. EST on a Trading Day or at any time on a day which is not a Trading Day. The Company shall not deliver another Put Notice to the Investor within ten (10) Trading Days of a prior Put Notice.

      Section II.3 CLOSINGS.

(a) TIMING. The Closing of a Put shall occur within one (1) Trading Day following the end of the respective Valuation Period, whereby the Investor shall deliver the Investment Amount by wire transfer of immediately available funds to an account designated by the Company. In addition, on or prior to such Closing, each of the Company and the Investor shall deliver to each other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

(b) RETURN OF SURPLUS. If the value of the Put Shares delivered to the Investor causes the Company to exceed the Maximum Commitment Amount, then the Investor shall return to the Company the surplus amount of Put Shares associated with such Put and the Purchase Price with respect to such Put shall be reduced by any Clearing Costs related to the return of such Put Shares.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

      The Investor represents and warrants to the Company that:

     Section III.1 INTENT. The Investor is entering into this Agreement for its own account, and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any Person in violation of the Securities Act or any applicable state securities laws;
provided, however, that the Investor reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition.

      Section III.2 NO LEGAL ADVICE FROM THE COMPANY. The Investor acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. Except with respect to the representations, warranties and covenants contained in this Agreement, the Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

     Section III.3 ACCREDITED INVESTOR. The Investor is an accredited investor as defined in Rule 501(a)(3) of Regulation D, and the Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk.


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

     Section III.4 AUTHORITY. The Investor has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action and no further consent or authorization of the Investor is required. Each Transaction Document to which it is a party has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and binding obligation of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

      Section III.5 NOT AN AFFILIATE. To the Investor's knowledge, the Investor is not an officer, director or "affiliate" (as such term is defined in Rule 405 of the Securities Act) of the Company.

      Section III.6 ORGANIZATION AND STANDING. The Investor is an entity duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation with full right, limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents.

      Section III.7 ABSENCE OF CONFLICTS. The execution and delivery of this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby and compliance with the requirements hereof and thereof, will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Investor, (b) violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investor or any of its assets is bound, or conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Investor to any third party, or (d) require the approval of any third-party (that has not been obtained) pursuant to any material contract, instrument, agreement, relationship or legal obligation to which the Investor is subject or to which any of its assets, operations or management may be subject.

      Section III.8 DISCLOSURE; ACCESS TO INFORMATION. The Investor had an opportunity to review copies of the SEC Documents filed on behalf of the Company and has had access to all publicly available information with respect to the Company; provided, however, that the Investor makes no representation or warranty hereunder with respect to any SEC Document and is relying on the representations and warranties of the Company in Article IV with respect to the SEC Documents.

      Section III.9 MANNER OF SALE. At no time was the Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertisement regarding the Securities.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Investor that, except as set forth in the disclosure schedules hereto that as of the Execution Date and at each Closing Date:

      Section IV.1 ORGANIZATION OF THE COMPANY. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is not in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

      Section IV.2 AUTHORITY. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of this Agreement and the other Transaction Documents has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section IV.3 CAPITALIZATION. As of the Execution Date, the authorized capital stock of the Company consists of (a) 1,000,000,000 shares of Common Stock, par value of $0.00001 per share, of which approximately 29,288,163 shares of Common Stock are issued and outstanding. Except as set forth on Schedule 4.3, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 4.3, and except as a result of the purchase and sale of the
Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

      Section IV.4 LISTING AND MAINTENANCE REQUIREMENTS. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the twelve
(12) months preceding the Execution Date, received notice from the Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

     Section IV.5 SEC DOCUMENTS; DISCLOSURE. Except as set forth on Schedule 4.5, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one
(1) year preceding the Execution Date (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Documents") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and other federal laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments). The Company maintains a system of internal accounting controls appropriate for its size. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is not disclosed by the Company in its financial statements or otherwise that would be reasonably likely to have a Material Adverse Effect. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting transactions in securities of the Company.

      Section IV.6 VALID ISSUANCES. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be validly issued, fully paid, and non-assessable, free and clear of all Liens imposed by the Company, other than restrictions on transfer provided for in the Transaction Documents and under the Securities Act.

      Section IV.7 NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Put Shares and the Commitment Shares do not and will not: (a) result in a violation of the Company's or any Subsidiary's certificate or articles of incorporation, by-laws or other organizational or charter documents, (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company or any Subsidiary is a party, or (c) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the other Transaction Documents (other than any SEC, FINRA or state securities filings that may be required to be made by the Company subsequent to any Closing or any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of Investor herein.

      Section IV.8 NO MATERIAL ADVERSE CHANGE. No event has occurred that would have a Material Adverse Effect on the Company or any Subsidiary that has not been disclosed in subsequent SEC filings.

      Section IV.9 LITIGATION AND OTHER PROCEEDINGS. Except as disclosed in the SEC Documents or as set forth on Schedule 4.9, there are no actions, suits, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties, nor has the Company received any written or oral notice of any such action, suit, proceeding, inquiry or investigation, which would have a Material Adverse Effect or would require disclosure under the Securities Act or the Exchange Act. No judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which would have a Material Adverse Effect. Except as disclosed on Schedule 4.9, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any Subsidiary or any current or former director or officer of the Company or any Subsidiary.

      Section IV.10 REGISTRATION RIGHTS. Except as set forth on Schedule 4.10, no Person (other than the Investor) has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

      Section IV.11 INVESTOR'S STATUS. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor's purchase of the Securities. The Company further represents to the Investor that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

      Section IV.12 NO GENERAL SOLICITATION; NO INTEGRATED OFFERING. Neither the Company, any Subsidiary, nor any of their respective affiliates, nor any Person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities
Act) in connection with the offer or sale of the Securities. Neither the Company, any Subsidiary, nor any of their respective affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer and sale of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to be integrated with prior offerings by the Company in a manner that would require stockholder approval pursuant to the rules of the Principal Market on which any of the securities of the Company are listed or designated. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market.

     Section  IV.13   INTELLECTUAL   PROPERTY   RIGHTS.   The  Company  and  the
Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. None of the Company's, nor any Subsidiary's material Intellectual Property has expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company and/or any Subsidiary of any material Intellectual Property of others, or of any such development of similar or identical trade secrets or technical information by others, and there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company and/or any Subsidiary regarding the infringement of any Intellectual Property, which could reasonably be expected to have a Material Adverse Effect.

      Section IV.14 ENVIRONMENTAL LAWS. To the Company's knowledge, the Company and each Subsidiary (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

      Section IV.15 TITLE. Except as disclosed in the SEC Documents, the Company and each Subsidiary has good and marketable title in fee simple to all real property owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company and each Subsidiary, in each case free and clear of all Liens and, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company or any Subsidiary is held under valid, subsisting and enforceable leases with which the Company is in compliance with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any Subsidiary.

     Section IV.16 INSURANCE. The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and each Subsidiary is engaged. Neither the Company, nor any Subsidiary has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company, taken as a whole.

     Section IV.17 REGULATORY PERMITS. The Company and each Subsidiary possesses all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its businesses, and neither the Company, nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

      Section IV.18 TAX STATUS. The Company and each Subsidiary has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

      Section IV.19 TRANSACTIONS WITH AFFILIATES. Except as set forth in the SEC Documents, none of the officers or directors of the Company or any Subsidiary, and to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of the lesser of (i) $120,000 or (ii) one percent of the average of the Company's total assets at year-end for the last two completed fiscal years, other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company or any Subsidiary and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

      Section IV.20 APPLICATION OF TAKEOVER PROTECTIONS. The Company and its board of directors have taken or will take prior to the Execution Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the certificate of incorporation or the laws of the state of its incorporation which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Investor's ownership of the Securities.

      Section IV.21 FOREIGN CORRUPT PRACTICES. Neither the Company, any Subsidiary, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

      Section IV.22 SARBANES-OXLEY. The Company is in compliance with all provisions of the Sarbanes-Oxley Act of 2002, as amended, which are applicable to it.

      Section IV.23 CERTAIN FEES. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section IV.23 that may be due in connection with the transactions contemplated by the Transaction Documents.

      Section IV.24 INVESTMENT COMPANY. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      Section IV.25 ACCOUNTANTS. The Company's accountants are set forth in the SEC Documents and, to the knowledge of the Company, such accountants are an independent registered public accounting firm as required by the Securities Act.

      Section IV.26 NO MARKET MANIPULATION. Neither the Company, nor any Subsidiary has, and to its knowledge no Person acting on either of their behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

      Section IV.27 NO DISQUALIFICATION EVENTS. None of the Company, any Subsidiary, any of their predecessors, any affiliated issuer, any director, executive officer, other officer of the Company or any Subsidiary participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

      Section IV.28 MONEY LAUNDERING. The Company and each Subsidiary is in compliance with, and has not previously violated, the USA PATRIOT ACT of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of November 23, 2001 entitled, "Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism" (66 Fed. Reg. 49079
(2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

      Section IV.29 ILLEGAL OR UNAUTHORIZED PAYMENTS; POLITICAL CONTRIBUTIONS. Neither the Company, nor any Subsidiary has, nor, to the best of the Company's knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company, any Subsidiary or any other business entity or enterprise with which the Company is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (a) as a kickback or bribe to any Person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company.

      Section IV.30 SHELL COMPANY STATUS. The Company is not currently an issuer identified in Rule 144(i)(1)(i) under the Securities Act, is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable during the preceding 12 months, and, as of a date at least one year prior to the Execution Date, has filed current "Form 10 information" with the SEC (as defined in Rule 144(i)(3) of the Securities Act) reflecting its status as an entity that is no longer an issuer described in Rule 144(i)(1)(i) of the Securities Act.

      Section IV.31 ABSENCE OF SCHEDULES. In the event that, at each Closing, the Company does not deliver any disclosure schedule contemplated by this Agreement, the Company hereby acknowledges and agrees that (i) each such undelivered disclosure schedule shall be deemed to read as follows: "Nothing to Disclose", and (ii) the Investor has not otherwise waived delivery of such disclosure schedule.

                                    ARTICLE V
                              COVENANTS OF INVESTOR

      Section V.1 COMPLIANCE WITH LAW; TRADING IN SECURITIES. The Investor's trading activities with respect to shares of Common Stock will be in compliance with all applicable state and federal securities laws and regulations and the rules and regulations of FINRA and the Principal Market.

     Section V.2 SHORT SALES AND CONFIDENTIALITY. Neither the Investor, nor any affiliate of the Investor acting on its behalf or pursuant to any understanding with it, will execute any Short Sales during the period from the Execution Date to the end of the Commitment Period. For the purposes hereof, and in accordance with Regulation SHO, the sale after delivery of a Put Notice of such number of shares of Common Stock reasonably expected to be purchased under a Put Notice shall not be deemed a Short Sale. The Investor shall, until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company in accordance with the terms of this Agreement, maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents. The Investor agrees not to disclose any Confidential Information of the Company to any third party, except for attorneys, accountants, advisors who have a need to know such Confidential Information and are bound by confidentiality, and shall not use any Confidential Information for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby. The Investor acknowledges that the Confidential Information of the Company shall remain the property of the Company and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the Company.

                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

      Section VI.1 RESERVATION OF COMMON STOCK. On the Execution Date, the Company will have executed and delivered the Transfer Agent Instruction Letter to, among other things, reserve shares of Common Stock constituting at least 300% of the Required Minimum from its authorized and unissued Common Stock to provide for issuances of Common Stock under the Transaction Documents including any Shares from the Commitment Fee (the "Share Reserve"). The Company further agrees to add additional shares of Common Stock to the Share Reserve in an amount of shares requested by the Investor if as of the date of any such request the number of shares being held in the Share Reserve is less than three (3) times the number of shares of Common Stock obtained by dividing the remaining balance on the Maximum Commitment Amount as of the date of the request by the Purchase Price. The Company shall further require the Transfer Agent to hold the shares of Common Stock reserved pursuant to the Share Reserve exclusively for the benefit of the Investor. The Company agrees that in the event that the Transfer Agent resigns as the Company's transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of the Transfer Agent Instruction Letter within five (5) business days. The Company shall not terminate the Transfer Agent as the Company's transfer agent without a signed consent from the Investor.

      Section VI.2 LISTING OF COMMON STOCK. The Company shall promptly secure the listing of all of the Put Shares and Commitment Shares to be issued to the Investor hereunder on the Principal Market (subject to official notice of issuance) and shall use commercially reasonable best efforts to maintain, so long as any shares of Common Stock shall be so listed, the listing of all such Put Shares and Commitment Shares from time to time issuable hereunder. The Company shall use its commercially reasonable efforts to continue the listing and trading of the Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of FINRA and the Principal Market. The Company shall not take any action that would reasonably be expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following Trading Day, provide to the Investor copies of any notices it receives from any Person regarding the continued eligibility of the Common Stock for listing on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section VI.2). The Company shall take all action necessary to ensure that its Common Stock can be transferred electronically as DWAC Shares.

     Section VI.3 OTHER EQUITY LINES AND CONVERTIBLE NOTES. So long as this Agreement remains in effect, the Company covenants and agrees that it will not, without the prior written consent of the Investor, enter into any other equity line of credit agreement with any other party or have any Variable Security Holders, excluding the Investor, without the Investor's prior written consent, which consent may be granted or withheld in the Investor's sole and absolute discretion.

     Section VI.4 FILING OF CURRENT REPORT AND REGISTRATION STATEMENT. The Company agrees that it shall file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the SEC within the time required by the Exchange Act, relating to the transactions contemplated by, and describing the material terms and conditions of, the Transaction Documents (the "Current Report"). The Company shall permit the Investor to review and comment upon the final pre-filing draft version of the Current Report at least two (2) Trading Days prior to its filing with the SEC, and the Company shall give reasonable consideration to all such comments. The Investor shall use its reasonable best efforts to comment upon the final pre-filing draft version of the Current Report within one (1) Trading Day from the date the Investor receives it from the Company. Subject to the terms of the Registration Rights Agreement, the Company shall also file with the SEC, on or before the date that is 90 days after the Execution Date, a registration statement on Form S-1 (the "Registration Statement") covering only the resale of the Put Shares and Commitment Shares.

      Section VI.5 ISSUANCE OF COMMITMENT SHARES. In consideration for the Investor's execution and delivery of, and performance under this Agreement, the Company shall cause the Transfer Agent to issue the Commitment Shares to the Investor on the Execution Date as set forth in the Transfer Agent Instruction Letter. For the avoidance of doubt, all of the Commitment Shares shall be fully earned as of the Execution Date, and the issuance of the Commitment Shares is not contingent upon any other event or condition, including, without limitation, the effectiveness of the Registration Statement or the Company's submission of a Put Notice to the Investor and irrespective of any termination of this Agreement.

     Section VI.6 DUE DILIGENCE; CONFIDENTIALITY; NON-PUBLIC INFORMATION. The Investor shall have the right, from time to time as the Investor may reasonably deem appropriate, to perform reasonable due diligence on the Company during normal business hours. The Company, each Subsidiary and their respective officers and employees shall provide information and reasonably cooperate with the Investor in connection with any reasonable request by the Investor related to the Investor's due diligence of the Company. The Company agrees not to disclose any Confidential Information of the Investor to any third party, except for attorneys, accountants, advisors who have a need to know such Confidential Information and are bound by confidentiality, and shall not use any Confidential Information for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby. The Company acknowledges that the Confidential Information of the Investor shall remain the property of the Investor and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the Investor. The Company confirms that neither it nor any other Person acting on its behalf shall provide the Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company or any Person acting on its behalf (as determined in the reasonable good faith judgment of the Investor), in addition to any other remedy provided herein or in the other Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company; provided the Investor shall have first provided notice to the Company that it believes it has received information that constitutes material, non-public information, and the Company shall have had at least twenty-four (24) hours to publicly disclose such material, non-public information prior to any such disclosure by the Investor, and the Company shall have failed to publicly disclose such material, non-public information within such time period. The Investor shall not have any liability to the Company, any Subsidiary, or any of their respective directors, officers, employees, stockholders, affiliates or agents, for any such disclosure. The Company understands and confirms that the Investor shall be relying on the foregoing covenants in effecting transactions in securities of the Company.

      Section VI.7 PURCHASE RECORDS. The Company shall maintain records showing the Available Amount at any given time and the date, Investment Amount and Put Shares for each Put, contained in the applicable Put Notice.

      Section VI.8 TAXES. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Investor made under this Agreement.

      Section VI.9 USE OF PROCEEDS. The Company will use the net proceeds from the offering of Put Shares hereunder in the manner described in the Registration Statement or the SEC Documents.

      Section VI.10 OTHER TRANSACTIONS. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents, including, without limitation, the obligation of the Company to deliver the Put Shares and the Commitment Shares to the Investor in accordance with the terms of the Transaction Documents.

      Section VI.11 INTEGRATION. In any case subject to the terms of the Registration Rights Agreement, from and after the Execution Date, neither the Company, nor or any of its Subsidiaries or affiliates will, and the Company shall use its reasonable best efforts to ensure that no Person acting on their behalf will, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, under circumstances that would require registration of the offer and sale of any of the Securities under the Securities Act.

      Section VI.12 TRANSACTION DOCUMENTS. On the Execution Date, the Company shall deliver to the Investor executed copies of all of the Transaction Documents.

                                   ARTICLE VII
              CONDITIONS TO DELIVERY OF PUT NOTICES AND CONDITIONS TO CLOSING

      Section VII.1 CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO ISSUE A PUT NOTICE . The right of the Company to issue a Put Notice to the Investor is subject to the satisfaction of each of the conditions set forth below:

     (a) ACCURACY OF INVESTOR'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor shall be true and correct in all material respects as of the Execution Date and as of the date of each Closing as though made at each such time.

     (b) PERFORMANCE BY INVESTOR. Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

     (c) PRINCIPAL MARKET REGULATION. The Company shall not issue any Put Shares, and the Investor shall not have the right to receive any Put Shares, if the issuance of such Put Shares would exceed the aggregate number of shares of Common Stock which the Company may issue without breaching the Company's obligations under the rules or regulations of the Principal Market (the "Exchange Cap").

     (d) REGISTRATION STATEMENT. The Company shall not have the right to issue any Put Shares if the Registration Statement, and any amendment or supplement thereto, shall fail to be and remain effective for the resale by the Investor of the Put Shares and Commitment Shares.

      Section VII.2 FURTHER CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO ISSUE A PUT NOTICE . The right of the Company to issue a Put Notice to the Investor is further subject to the satisfaction of each of the conditions set forth below:

     (a) REGISTRATION STATEMENT. The Registration Statement, and any amendment or supplement thereto, shall be and remain effective for the resale by the Investor of the Put Shares and Commitment Shares and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so and (ii) no other suspension of the use of, or withdrawal of the effectiveness of, such Registration Statement or related prospectus shall exist. The Company shall have prepared and filed with the SEC a final and complete prospectus (the preliminary form of which shall be included in the Registration Statement) and shall have delivered to the Investor a true and complete copy thereof. Such prospectus shall be current and available for the resale by the Investor of all of the Securities covered thereby.

     (b) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material respects as of the Execution Date and as of the date of each Closing (except for representations and warranties under the first sentence of Section IV.3, which are specifically made as of the Execution Date and shall be true and correct in all respects as of the Execution Date).

     (c) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company.

     (d) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits or directly and materially adversely affects any of the transactions contemplated by the Transaction Documents, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by the Transaction Documents.

     (e) ADVERSE CHANGES. Since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

     (f) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or FINRA, or otherwise halted for any reason, and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. In the event of a suspension, delisting, or halting for any reason, of the trading of the Common Stock, as contemplated by this
Section 7.2(f), the Investor shall have the right to return to the Company any remaining amount of Put Shares associated with such Put, and the Purchase Price with respect to such Put shall be reduced accordingly.

     (g) BENEFICIAL OWNERSHIP LIMITATION. The number of Put Shares to be purchased by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning more than the Beneficial Ownership Limitation (as defined below), as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 7.2(g), in the event that the amount of Common Stock outstanding, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder, is greater on a Closing Date than on the date upon which the Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement, would own more than the Beneficial Ownership Limitation following such Closing Date. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable pursuant to a Put Notice.

     (h) PRINCIPAL MARKET REGULATION. The issuance of the Put Shares shall not exceed the Exchange Cap.

     (i) NO KNOWLEDGE. The Company shall have no knowledge of any event more likely than not to have the effect of causing the Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen (15) Trading Days following the Trading Day on which such Put Notice is deemed delivered). The Company shall have no knowledge of any untrue statement (or alleged untrue statement) of a material fact or omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in the registration Statement, any effective registration statement filed pursuant to the Registration Rights Agreement or any post-effective amendment or prospectus which is a part of the foregoing, unless the Company has filed an amendment with the SEC or taken such other.

     (j) NO VIOLATION OF SHAREHOLDER APPROVAL REQUIREMENT. The issuance of the Put Shares shall not violate the shareholder approval requirements of the Principal Market.

     (k) OFFICER'S CERTIFICATE. On the date of delivery of each Put Notice, the Investor shall have received the Closing Certificate executed by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as of the date of each such certificate.

(l) DWAC ELIGIBLE. The Common Stock must be DWAC Eligible and not subject to a "DTC chill."

     (m) SEC DOCUMENTS. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the SEC pursuant to the reporting requirements of the Exchange Act (other than Forms 8-K) shall have been filed with the SEC within the applicable time periods prescribed for such filings under the Exchange Act.

     (n) TRANSFER AGENT INSTRUCTION LETTER. The Transfer Agent Instruction Letter shall have been executed and delivered by the Company to the Transfer Agent and acknowledged and agreed to in writing by the Transfer Agent, and the Company shall have no knowledge of any fact or circumstance that would prevent the Transfer Agent from complying with the terms of the Transfer Agent Instruction Letter.

     (o) RESERVE. The Company shall have caused the Transfer Agent to maintain the Share Reserve and have added any additional sufficient shares to the Share Reserve pursuant to Section VI.1.

     (p) MINIMUM PRICING. The lowest traded price of the Common Stock in the five (5) Trading Days immediately preceding the respective Put Date must exceed $0.001 per share.

     (q) NO VIOLATION. No statute, regulation, order, guidance, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any federal, state, local or foreign court or governmental authority of competent jurisdiction, including, without limitation, the SEC, which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

     (r) LEGAL OPINION. The Company shall cause to be delivered to the Investor a written opinion of counsel satisfactory to the Investor, in form and substance satisfactory to the Investor and its counsel, relating to the availability and effectiveness of the Registration Statement, as supplemented by any prospectus supplement or amendment thereto, and regarding the Company's compliance with the Revised Nevada Statutes and the federal securities laws of the United States in the issuance, sale and registration of the Put Shares and Commitment Shares.

                                     ARTICLE
                                  VIII LEGENDS

      Section VIII.1 NO RESTRICTIVE STOCK LEGEND. No restrictive stock legend shall be placed on the share certificates representing the Put Shares.

      Section VIII.2 INVESTOR'S COMPLIANCE. Nothing in this Article VIII shall affect in any way the Investor's obligations hereunder to comply with all applicable securities laws upon the sale of the Common Stock.

                                   ARTICLE IX
                            NOTICES; INDEMNIFICATION

      Section IX.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or e-mail as a PDF, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by e-mail at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

      The addresses for such communications shall be:

      If to the Company:

           Pierre Corp.
           750 N. San Vicente, Suite 800
           West Hollywood, CA 90069
           Email: joe@pierrecorp.com
           Attention: Joseph Jacob Isaacs, President and Chief Executive Officer

      If to the Investor:

           Tiger Trout Capital, LLC
           1357 Ashford Ave., Suite 2-267
           San Juan, PR 00907
           Email: alan@tigertroutcapital.com
           Attention: Alan Masley, President

      Either party hereto may from time to time change its address or e-mail for notices under this Section IX.1 by giving at least ten (10) days' prior written notice of such changed address to the other party hereto.

     Section IX.2 INDEMNIFICATION. Each party hereto (an "Indemnifying Party") agrees to indemnify and hold harmless the other party along with its officers, directors, employees, and authorized agents and representatives, and each Person or entity, if any, who controls such party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or the rules and regulations thereunder (an "Indemnified Party") from and against any and all Damages, joint or several, and any and all actions in respect thereof to which the Indemnified Party becomes subject to, resulting from, arising out of or relating to (i) any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Indemnifying Party contained in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any registration statement pursuant to the Registration Rights Agreement or any post-effective amendment thereof or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, or
(iv) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law, as such Damages are incurred, except to the extent such Damages result primarily from the Indemnified Party's failure to perform any covenant or agreement contained in this Agreement or the Indemnified Party's negligence, recklessness, fraud, willful misconduct or bad faith in performing its obligations under this Agreement; provided, however, that the foregoing indemnity agreement shall not apply to any Damages of an Indemnified Party to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made by an Indemnifying Party in reliance upon and in conformity with written information furnished to the Indemnifying Party by the Indemnified Party expressly for use in the
Registration Statement, any post-effective amendment thereof or supplement thereto, or any preliminary prospectus or final prospectus (as amended or supplemented).

      Section IX.3 METHOD OF ASSERTING INDEMNIFICATION CLAIMS. All claims for indemnification by any Indemnified Party under Section IX.2 shall be asserted and resolved as follows:

     IX.1 In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under Section IX.2 is asserted against or sought to be collected from such Indemnified Party by a Person other than a party hereto or an affiliate thereof (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section IX.2 against an Indemnifying Party, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section IX.2 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

     (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section IX.3(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section IX.2). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause ((i)), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided, further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause ((i)), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section IX.2 with respect to such Third Party Claim.

     (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to this Section IX.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party(with the consent of the

Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause ((ii)), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause ((iii)) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause ((ii)) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause ((ii)), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

     (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section IX.2 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section IX.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such Third Party Claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

     (b) In the event any  Indemnified  Party should have a claim under  Section
IX.2 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section IX.2 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section IX.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

     (c) The Indemnifying Party agrees to pay the Indemnified Party, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such claim.

     (d) The indemnity provisions contained herein shall be in addition to (i) any cause of action or similar rights of the Indemnified Party against the Indemnifying Party or others, and (ii) any liabilities the Indemnifying Party may be subject to.

                                    ARTICLE X
                                  MISCELLANEOUS

      Section X.1 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflicts of law (whether of the State of Nevada or any other jurisdiction).

     Section X.2 ARBITRATION. Any disputes, claims, or controversies arising out of or relating to the Transaction Documents, or the transactions, contemplated thereby, or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Agreement to arbitrate, shall be referred to and resolved solely and exclusively by binding arbitration to be conducted before the Judicial Arbitration and Mediation Service ("JAMS" ), or its successor pursuant the expedited procedures set forth in the JAMS Comprehensive Arbitration Rules and Procedures (the "Rules" ), including Rules 16.1 and 16.2 of those Rules. The arbitration shall be held in New York, New York, before a tribunal consisting of three (3) arbitrators each of whom will be selected in accordance with the "strike and rank" methodology set forth in Rule 15. Either party to this Agreement may, without waiving any remedy under this Agreement, seek from any federal or state court sitting in the State of Nevada any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal. The costs and expenses of such arbitration shall be paid by and be the sole responsibility of the Company, including but not limited to the Investor's attorneys' fees and each arbitrator's fees. The arbitrators' decision must set forth a reasoned basis for any award of damages or finding of liability. The arbitrators' decision and award will be made and delivered as soon as reasonably possibly and in any case within sixty (60) days' following the conclusion of the arbitration hearing and shall be final and binding on the parties and may be entered by any court having jurisdiction thereof.

      Section X.3 JURY TRIAL WAIVER. THE COMPANY AND THE INVESTOR HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THE TRANSACTION DOCUMENTS.

      Section X.4 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company and the Investor and their respective successors. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other Person.

      Section X.5 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Company and the Investor and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as set forth in Article IX.

     Section X.6 TERMINATION. The Company may terminate this Agreement at any time by written notice to the Investor, except while the Investor holds any of the Put Shares, or if sooner, 30 days after delivery of the last Put Notice resulting in Put Shares being issued to and held by the Investor. In addition, this Agreement shall automatically terminate on the earlier of (i) the end of the Commitment Period; (ii) the date that the Company sells and the Investor purchases the Maximum Commitment Amount; or (iii) the date in which the Registration Statement is no longer effective, or (iv) the date that, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors; provided, however, that the provisions of Articles III, IV, V, VI, IX and the agreements and covenants of the Company and the Investor set forth in
Article X shall survive the termination of this Agreement for the maximum length of time allowed under applicable law.

      Section X.7 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the Company and the Investor with respect to the matters covered herein and therein and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     Section X.8 FEES AND EXPENSES. Except as expressly set forth in the Transaction Documents or any other writing to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same- day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Investor. In addition, the Investor shall withhold $10,000.00 from the Investment Amount with respect to the first Put under this Agreement for reimbursement of Investor's legal fees relating to the preparation of this Agreement.

      Section X.9 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement may be delivered to the other parties hereto by e-mail of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

     Section X.10 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

      Section X.11 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      Section X.12 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     Section X.13 EQUITABLE RELIEF. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Investor shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

      Section X.14 TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

      Section X.15 AMENDMENTS; WAIVERS. No provision of this Agreement may be amended or waived by the parties from and after the date that is one (1) Trading Day immediately preceding the initial filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, (i) no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto and (ii) no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     Section X.16 PUBLICITY. The Company and the Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement, other than as required by law, without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor without the prior written consent of the Investor, except to the extent required by law. The Investor acknowledges that this Agreement and all or part of the Transaction Documents may be deemed to be "material contracts," as that term is defined by Item 601(b)(10) of Regulation S-K, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities Act or the Exchange Act. The Investor further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.











                          ** Signature Page Follows **

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the Execution Date.

      PIERRE CORP.


      By:  /S/ Joseph Jacob Isaacs
           -------------------------
      Name: Joseph Jacob Isaacs
      Title:   Chief Executive Officer


      TIGER TROUT CAPITAL, LLC


      By: /s/ Alan Masley
          --------------------------
      Name: Alan Masley
      Title: President







                ** Signature Page to equity purchase agreement **

                                    EXHIBIT A
                               FORM OF PUT NOTICE



TO: Tiger Trout Capital, LLC

DATE: __________________


     We refer to the Equity Purchase Agreement, dated November 14, 2019 (the "Agreement"), entered into by and between Pierre Corp. and you. Capitalized terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

     We hereby:

     1)   Give you notice that we require you to purchase Put Shares; and

     2)   Certify  that,  as of the date  hereof,  the  conditions  set forth in
          Section 7.2 of the Agreement are satisfied.


PIERRE CORP.


By:
     -------------------------
Name:  Joseph Jacob Isaacs
Title: Chief Executive Officer